Exhibit 99.1

NEWS RELEASE

INDEPENDENT BANK CORP. AND ROCKLAND TRUST COMPLETE
MERIDIAN BANCORP, INC. AND EAST BOSTON SAVINGS BANK ACQUISITION

Rockland Trust Surpasses $20 Billion in Assets

Rockland, Massachusetts (November 12, 2021). Independent Bank Corp. (Nasdaq Global Select Market: INDB), parent of Rockland Trust Company, today announced the closing of its acquisition of Meridian Bancorp, Inc., parent of East Boston Savings Bank, and Rockland Trust’s acquisition of East Boston Savings Bank.

The combination reinforces Rockland Trust’s position as the Boston area’s premier community-focused commercial bank.

“We heartily welcome the customers of East Boston Savings Bank to Rockland Trust, and we look forward to demonstrating our shared commitment to the highest standards of customer service. We remain excited about the strategic benefits of this transaction and are eager to get started unlocking the opportunities resulting from the combination of two leading franchises and increased scale, including expansion of Rockland’s broad financial product set to an expanded business and consumer customer base.” said Christopher Oddleifson, the Chief Executive Officer of Independent Bank Corp. and Rockland Trust Company.

The conversion of East Boston Savings Bank customer accounts to Rockland Trust’s systems will occur during this coming weekend and be completed prior to branches opening for business on November 15, 2021. Rockland Trust customers will not be impacted by the conversion.

At the effective time of the merger, which will occur today shortly before midnight, each Meridian Bancorp share will be exchanged for .2750 of a share of Independent’s common stock. Meridian Bancorp shareholders will receive cash in lieu of fractional shares in accordance with the merger agreement. As a result of the merger, former Meridian Bancorp shareholders will receive approximately 14.3 million shares of Independent common stock in the aggregate.

Keefe, Bruyette & Woods, a Stifel Company, acted as financial advisor to Independent and Wachtell, Lipton, Rosen & Katz served as legal counsel. Raymond James & Associates, Inc. acted as financial advisor to Meridian and Luse Gorman, PC served as legal counsel.

INDEPENDENT BANK CORP. / ROCKLAND TRUST CONTACTS

Investor:
Mark Ruggiero, Chief Financial Officer
Independent Bank Corp.
(781) 982-6281
Mark.Ruggiero@rocklandtrust.com

Media:
Emily McDonald, Project Manager, Marketing Strategy and Analysis
Rockland Trust Company
(781) 982-6650
Emily.McDonald@rocklandtrust.com

About Independent Bank Corp. and Rockland Trust

Independent Bank Corp. (NASDAQ Global Select Market: INDB) is the holding company for Rockland Trust Company, a full-service commercial bank headquartered in Massachusetts. Rockland Trust was named to The Boston Globe's "Top Places to Work" 2020 list, an honor earned for the 12th consecutive year. In 2021, Rockland Trust was ranked the #1 Bank in Massachusetts according to Forbes World's Best Banks list for the second year in a row. Rockland Trust has a longstanding commitment to equity and inclusion. This commitment is underscored by initiatives such as Diversity and Inclusion leadership training, a colleague Allyship mentoring program, and numerous Employee Resource Groups focused on providing colleague support and education, reinforcing a culture of mutual respect and advancing professional development, and Rockland Trust's sponsorship of diverse community organizations through charitable giving and employee-based volunteerism. In addition, Rockland Trust is deeply committed to the communities it serves, as reflected in the overall "Outstanding" rating in its most recent Community Reinvestment Act performance evaluation. Rockland Trust offers a wide range of banking, investment, and insurance services. The Bank serves businesses and individuals through approximately 125 retail branches, commercial and residential lending centers, and investment management offices in eastern Massachusetts, including Greater Boston, the South Shore, Cape Cod and Islands, Worcester County, and Rhode Island. Rockland Trust also offers a full suite of mobile, online, and telephone banking services. Rockland Trust is an FDIC member and an Equal Housing Lender. To find out why Rockland Trust is the bank "Where Each Relationship Matters®," please visit RocklandTrust.com.

Caution Regarding Forward Looking Statements

This communication may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Independent and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations, and financial condition of Independent and Meridian; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in global capital and credit markets; movements in interest rates; reform of LIBOR; increased competition in the markets of Independent and Meridian; success, impact, and timing of business strategies of Independent and Meridian; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; the outcome of any legal proceedings that may be instituted against Independent or Meridian; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent and Meridian do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the dilution caused by Independent’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Independent and Meridian. Additional factors that could cause results to differ materially from those described above can be found in Independent’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Independent’s website, www.rocklandtrust.com, under the heading “SEC Filings” and in other documents Independent files with the SEC, and in Meridian’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Investor Relations” section of Meridian’s website, www.ebsb.com, under the heading “SEC Filings” and in other documents Meridian files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Independent assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Category: Merger Releases